Exhibit 99.2

The PMI Group, Inc.

Third Quarter 2007

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2007

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2007

Notes to Financial Results and Statistical Information:

(1)

U.S. Mortgage Insurance Operations include the operating results of PMI Mortgage Insurance Co. and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are included under the equity method of accounting in equity in earnings from unconsolidated subsidiaries.

(2)

International Operations include PMI Australia, PMI Europe, PMI Asia and PMI Canada. PMI Canada began offering residential mortgage insurance products to Canadian lenders and mortgage originators in the second quarter of 2007.

(3)	Financial Guaranty represents PMI Guaranty Co. (“PMI Guaranty”) and our equity investments in FGIC Corporation and RAM Reinsurance Company, Ltd. (“RAM Re”).

(4)

The “Corporate and Other” segment includes other income and related operating expenses of PMI Mortgage Services Co.; investment income, interest expense, intercompany eliminations and corporate expenses of The PMI Group, Inc. (the “Company”); the results of Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation and equity in earnings from certain limited partnerships.

(5)

For the quarter and nine months ended September 30, 2007, the Company’s equity in earnings (losses) from unconsolidated subsidiaries include FGIC Corporation, CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re, and certain limited partnership interests.

(6)

Other underwriting and operating expenses from the “Corporate and Other” segment include charges of $2.9 million and $13.5 million (pre-tax) or $2.2 million and $9.8 million (after tax) for stock option expenses and related share-based compensation expenses in the third quarter and first nine months of 2007, respectively, compared to $2.3 million and $9.9 million (pre-tax) or $1.9 million and $7.6 million (after tax) for the corresponding periods in 2006.

(7)

The expense ratio is expressed as a ratio, of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses to net premiums written. The loss ratio is expressed as a ratio, of losses and loss adjustment expenses (“LAE”) to premiums earned.

(8)	Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations.

(9)	The statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only.

(10)	In July 2007, our Board of Directors authorized an additional $150 million to its existing common share repurchase program which brings total current authorizations to $300 million.

(11)

Interest expense in our Financial Guaranty segment relates to a $50 million surplus note provided to PMI Guaranty by the Company. The surplus note bears interest at an annual rate of 5.85% and is due October 20, 2026. The surplus note and the interest expense are eliminated in the Corporate and Other segment.

(12)	For the first half of 2006, PMI Asia’s income statements represent the results of PMI’s Hong Kong Branch.

(13)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as recent period end in the total column.

(14)

Due to the net loss in this quarter, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

Note: The interim financial and statistical information contained in this material is unaudited. Certain prior periods’ information has been reclassified to conform to the current periods' presentation.

The PMI Group Inc.’s Investor Relations contacts:

Bill Horning	Kosta Karmaniolas
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006		2007	2006
	(Unaudited)			(Unaudited)
	(Dollars and shares, except per share data, in thousands)
Net premiums written	$276,723	$212,426		$776,751	$626,145

Revenues
Premiums earned	$256,834	$214,903		$735,532	$634,787
Net (loss) income from credit default swaps	(8,371)	978		(4,964)	4,744
Net investment income	55,408	49,680		159,166	145,561
Equity in (losses) earnings from unconsolidated subsidiaries (5)	(22,602)	31,491		49,655	91,404
Net realized investment gains	394	726		2,386	1,621
Other income	5,307	3,142		11,561	10,099

Total revenues	286,970	300,920		953,336	888,216

Losses and expenses
Losses and loss adjustment expenses	372,844	79,603		628,324	212,403
Amortization of deferred policy acquisition costs	18,022	16,935		51,477	52,063
Other underwriting and operating expenses (6)	50,585	55,949		173,059	168,994
Interest expense	8,358	9,486		25,015	25,732

Total losses and expenses	449,809	161,973		877,875	459,192

(Loss) income before income taxes	(162,839)	138,947		75,461	429,024
Income tax (benefit) expense	(76,066)	34,709		(23,632)	109,823

Net (loss) income	$(86,773)	$104,238		$99,093	$319,201

Diluted net (loss) income per share	$(1.04)	$1.16		$1.14	$3.38

Reconciliation of earnings per share
Net (loss) income	$(86,773)	$104,238		$99,093	$319,201
Plus: Interest expense on contingently convertible debt, net of income taxes	—	799		—	3,513

Net (loss) income adjusted for diluted earnings per share calculation	$(86,773)	$105,037		$99,093	$322,714

Share data:
Basic weighted average common shares outstanding	83,747	85,319		85,833	87,557
Stock options and other dilutive components (14)	—	1,029		881	1,125
Common stock equivalent shares related to contingently convertible debt (14)	—	4,453		—	6,906

Diluted weighted average common shares outstanding (14)	83,747	90,801		86,714	95,588

Share repurchase data:
Common shares repurchased (10)	5,454	7,189	*	6,684	10,491

Average price paid per common share repurchased (including commissions)	$32.64	$47.99	*	$34.41	$47.18

*	In May 2007, upon completion of the $345 million accelerated share repurchase program, The PMI Group received the final delivery of 436,152 common shares bringing the total received under the program to 7,624,700 shares. The average price paid per common share upon completion of this program was $45.25 per common share.

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30, 2007	December 31, 2006	September 30, 2006
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars and shares, except per share data, in thousands)
Assets
Investments—available-for-sale, at fair value:
Fixed income securities	$3,310,185	$2,826,853	$2,826,945
Equity securities:
Common	180,388	162,263	149,410
Preferred	311,206	248,761	239,919
Short term investments	31,661	55,056	139,981

Total investments	$3,833,440	$3,292,933	$3,356,255
Cash and cash equivalents	233,256	457,207	693,250

Investments in unconsolidated subsidiaries (5)	1,126,781	1,100,387	1,062,897
Property, equipment and software, net of accumulated depreciation and amortization	166,295	174,128	177,538
Other assets	385,587	302,535	294,644

Total assets	$5,745,359	$5,327,190	$5,584,584

Liabilities
Reserve for losses and loss adjustment expenses	$770,386	$414,736	$394,210
Unearned premiums	612,889	520,264	489,838
Debt	496,593	496,593	1,264,435
Other liabilities	299,781	327,007	327,949

Total liabilities	2,179,649	1,758,600	2,476,432
Shareholders’ equity
Common stock	1,193	1,193	1,114
Additional paid-in capital, treasury stock and retained earnings	3,211,860	3,303,317	2,885,707
Accumulated other comprehensive income, net of deferred taxes	352,657	264,080	221,331

Total shareholders’ equity	3,565,710	3,568,590	3,108,152

Total liabilities and shareholders' equity	$5,745,359	$5,327,190	$5,584,584

Basic shares issued and outstanding	81,120	86,747	79,421

Book value per share	$43.96	$41.14	$39.14

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS—THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	Three Months Ended September 30, 2007 (Unaudited)
	(Dollars in thousands)
Net premiums written	$214,398	$62,109	$202	$14	$276,723

Revenues
Premiums earned	$205,539	$50,839	$438	$18	$256,834
Net loss from credit default swaps	—	(8,371)	—	—	(8,371)
Net investment income	28,786	22,366	2,321	1,935	55,408
Equity in earnings (losses) from unconsolidated subsidiaries (5)	4,167	—	(26,741)	(28)	(22,602)
Net realized investment gains (losses)	2,865	(231)	(354)	(1,886)	394
Other income	167	577	—	4,563	5,307

Total revenues	241,524	65,180	(24,336)	4,602	286,970

Losses and expenses
Losses and loss adjustment expenses	348,314	24,530	—	—	372,844
Amortization of deferred policy acquisition costs	12,809	4,939	274	—	18,022
Other underwriting and operating expenses (6)	18,420	14,740	507	16,918	50,585
Interest expense (11)	36	—	731	7,591	8,358

Total losses and expenses	379,579	44,209	1,512	24,509	449,809

(Loss) Income before income taxes	(138,055)	20,971	(25,848)	(19,907)	(162,839)
Income tax (benefit) expense	(72,833)	7,092	(1,456)	(8,869)	(76,066)

Net (loss) income	$(65,222)	$13,879	$(24,392)	$(11,038)	$(86,773)

Expense ratio (7)	14.6%	31.7%
Loss ratio (7)	169.5%	48.3%
Combined ratio	184.1%	80.0%

	Three Months Ended September 30, 2006 (Unaudited)
	(Dollars in thousands)
Net premiums written	$160,468	$51,942	$—	$16	$212,426

Revenues
Premiums earned	$168,118	$46,766	$—	$19	$214,903
Income from credit default swaps	—	978	—	—	978
Net investment income	27,082	17,442	(1)	5,157	49,680
Equity in earnings (losses) from unconsolidated subsidiaries (5)	5,010	—	26,549	(68)	31,491
Net realized investment gains (losses)	1,620	3,452	—	(4,346)	726
Other (loss) income	(22)	(40)	—	3,204	3,142

Total revenues	201,808	68,598	26,548	3,966	300,920

Losses and expenses
Losses and loss adjustment expenses	67,699	11,907	—	(3)	79,603
Amortization of deferred policy acquisition costs	12,830	4,105	—	—	16,935
Other underwriting and operating expenses (6)	22,619	10,971	—	22,359	55,949
Interest expense	1	124	—	9,361	9,486

Total losses and expenses	103,149	27,107	—	31,717	161,973

Income (loss) before income taxes	98,659	41,491	26,548	(27,751)	138,947
Income tax expense (benefit)	27,819	12,048	2,820	(7,978)	34,709

Net income (loss)	$70,840	$29,443	$23,728	$(19,773)	$104,238

Expense ratio (7)	22.1%	29.0%
Loss ratio (7)	40.3%	25.5%
Combined ratio	62.4%	54.5%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS—NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	Nine Months Ended September 30, 2007 (Unaudited)
	(Dollars in thousands)
Net premiums written	$599,494	$170,867	$6,357	$33	$776,751

Revenues
Premiums earned	$594,683	$139,605	$1,197	$47	$735,532
Net loss from credit default swaps	—	(4,964)	—	—	(4,964)
Net investment income	83,074	62,111	6,956	7,025	159,166
Equity in earnings from unconsolidated subsidiaries (5)	13,645	—	35,804	206	49,655
Net realized investment gains (losses)	6,113	(141)	(354)	(3,232)	2,386
Other income	171	352	—	11,038	11,561

Total revenues	697,686	196,963	43,603	15,084	953,336

Losses and expenses
Losses and loss adjustment expenses	575,482	52,842	—	—	628,324
Amortization of deferred policy acquisition costs	38,001	12,831	645	—	51,477
Other underwriting and operating expenses (6)	72,840	37,970	1,393	60,856	173,059
Interest expense (11)	75	6	2,194	22,740	25,015

Total losses and expenses	686,398	103,649	4,232	83,596	877,875

Income (loss) before income taxes	11,288	93,314	39,371	(68,512)	75,461
Income tax (benefit) expense	(33,913)	28,212	4,885	(22,816)	(23,632)

Net income (loss)	$45,201	$65,102	$34,486	$(45,696)	$99,093

Expense ratio (7)	18.5%	29.7%
Loss ratio (7)	96.8%	37.9%
Combined ratio	115.3%	67.6%

	Nine Months Ended September 30, 2006 (Unaudited)
	(Dollars in thousands)
Net premiums written	$482,846	$143,263	$—	$36	$626,145

Revenues
Premiums earned	$503,482	$131,252	$—	$53	$634,787
Income from credit default swaps	—	4,744	—	—	4,744
Net investment income	79,823	47,852	1	17,885	145,561
Equity in earnings (losses) from unconsolidated subsidiaries (5)	15,231	—	76,260	(87)	91,404
Net realized investment gains (losses)	2,162	3,846	—	(4,387)	1,621
Other (loss) income	(38)	(559)	—	10,696	10,099

Total revenues	600,660	187,135	76,261	24,160	888,216

Losses and expenses
Losses and loss adjustment expenses	190,999	21,407	—	(3)	212,403
Amortization of deferred policy acquisition costs	39,434	12,629	—	—	52,063
Other underwriting and operating expenses (6)	73,455	30,873	—	64,666	168,994
Interest expense	2	124	—	25,606	25,732

Total losses and expenses	303,890	65,033	—	90,269	459,192

Income (loss) before income taxes	296,770	122,102	76,261	(66,109)	429,024
Income tax expense (benefit)	83,660	38,554	7,426	(19,817)	109,823

Net income (loss)	$213,110	$83,548	$68,835	$(46,292)	$319,201

Expense ratio (7)	23.4%	30.4%
Loss ratio (7)	37.9%	16.3%
Combined ratio	61.3%	46.7%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (1)	International Operations (2)	Financial Guaranty (3)	Corporate and Other (4)	Consolidated Total
	September 30, 2007 (Unaudited)
	(Dollars in thousands)
Assets
Investments—available-for-sale, at fair value:
Fixed income securities	$1,567,122	$1,522,699	$167,276	$53,088	$3,310,185
Equity securities:
Common	135,738	44,650	—	—	180,388
Preferred	283,051	—	26,880	1,275	311,206
Short term investments	951	29,409	—	1,301	31,661

Total investments	$1,986,862	$1,596,758	$194,156	$55,664	$3,833,440
Cash and cash equivalents	91,460	84,851	11,610	45,335	233,256
Investments in unconsolidated subsidiaries (5)	127,206	—	984,417	15,158	1,126,781
Property, equipment and software, net of accumulated depreciation and amortization	80,170	6,400	131	79,594	166,295
Other assets	234,041	103,905	7,740	39,901	385,587

Total assets	$2,519,739	$1,791,914	$1,198,054	$235,652	$5,745,359

Liabilities
Reserve for losses and loss adjustment expenses	$698,238	$72,148	$—	$—	$770,386
Unearned premiums	112,634	493,486	6,748	21	612,889
Long-term debt	—	—	50,000	446,593	496,593
Other liabilities (assets)	205,749	72,522	37,766	(16,256)	299,781

Total liabilities	1,016,621	638,156	94,514	430,358	2,179,649
Shareholders’ equity
Common stock, additional paid-in capital, treasury stock and retained earnings	1,422,818	876,693	1,105,295	(191,753)	3,213,053
Accumulated other comprehensive income (loss), net of deferred taxes	80,300	277,065	(1,755)	(2,953)	352,657

Total shareholders’ equity (deficit)	1,503,118	1,153,758	1,103,540	(194,706)	3,565,710

Total liabilities and shareholders' equity	$2,519,739	$1,791,914	$1,198,054	$235,652	$5,745,359

	December 31, 2006 (Audited)
	(Dollars in thousands)
Assets
Investments—available-for-sale, at fair value:
Fixed income securities	$1,563,335	$1,129,580	$77,803	$56,135	$2,826,853
Equity securities:
Common	127,825	34,438	—	—	162,263
Preferred	232,736	—	16,025	—	248,761
Short term investments	929	52,827	—	1,300	55,056

Total investments	$1,924,825	$1,216,845	$93,828	$57,435	$3,292,933
Cash and cash equivalents	65,501	132,224	116,449	143,033	457,207
Investments in unconsolidated subsidiaries (5)	132,403	—	950,249	17,735	1,100,387
Property, equipment and software, net of accumulated depreciation and amortization	87,139	4,002	—	82,987	174,128
Other assets	185,820	88,562	4,292	23,861	302,535

Total assets	$2,395,688	$1,441,633	$1,164,818	$325,051	$5,327,190

Liabilities
Reserve for losses and loss adjustment expenses	$366,182	$48,554	$—	$—	$414,736
Unearned premiums	106,445	412,196	1,589	34	520,264
Debt	—	—	50,000	446,593	496,593
Other liabilities (assets)	283,544	67,645	41,440	(65,622)	327,007

Total liabilities	756,171	528,395	93,029	381,005	1,758,600
Shareholders’ equity
Common stock, additional paid-in capital, treasury stock and retained earnings	1,548,452	737,118	1,071,865	(52,925)	3,304,510
Accumulated other comprehensive income (loss), net of deferred taxes	91,065	176,120	(76)	(3,029)	264,080

Total shareholders’ equity (deficit)	1,639,517	913,238	1,071,789	(55,954)	3,568,590

Total liabilities and shareholders’ equity	$2,395,688	$1,441,633	$1,164,818	$325,051	$5,327,190

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (1) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2007				2006
Income Statement Components—Quarter Ended	9/30/07	6/30/07	3/31/07	Total	12/31/06	9/30/06	6/30/06	3/31/06	Total
	(Dollars in thousands)				(Dollars in thousands)
Revenues
Premiums written:
Gross premiums written	$266,545	$236,412	$240,430	$743,387	$221,747	$205,848	$203,426	$208,136	839,157
Ceded premiums, net of assumed premiums	(46,993)	(42,973)	(41,135)	(131,101)	(42,608)	(42,108)	(41,402)	(41,655)	(167,773)
Refunded premiums	(5,154)	(4,259)	(3,379)	(12,792)	(3,409)	(3,272)	(3,120)	(3,007)	(12,808)

Net premiums written	214,398	189,180	195,916	599,494	175,730	160,468	158,904	163,474	658,576
Change in unearned premiums	(8,859)	6,205	(2,157)	(4,811)	8,781	7,650	8,922	4,064	29,417

Premiums earned	$205,539	$195,385	$193,759	$594,683	$184,511	$168,118	$167,826	$167,538	687,993
Net investment income	28,786	25,966	28,322	83,074	26,071	27,082	27,064	25,676	105,893
Equity in earnings from unconsolidated subsidiaries	4,167	4,617	4,861	13,645	5,077	5,010	5,729	4,492	20,308
Net realized investment gains	2,865	981	2,267	6,113	1,627	1,620	305	237	3,789
Other income (loss)	167	17	(13)	171	(30)	(22)	7	(24)	(69)

Total revenues	241,524	226,966	229,196	697,686	217,256	201,808	200,931	197,919	817,914

Losses and expenses
Losses and loss adjustment expenses	348,314	134,384	92,784	575,482	72,039	67,699	64,153	59,146	263,037
Amortization of deferred policy acquisition costs	12,809	12,610	12,582	38,001	12,544	12,830	13,162	13,443	51,979
Other underwriting and operating expenses	18,420	26,759	27,661	72,840	27,116	22,619	22,970	27,864	100,569
Interest expense	36	39	—	75	—	1	1	—	2

Total losses and expenses	379,579	173,792	133,027	686,398	111,699	103,149	100,286	100,453	415,587

(Loss) income before income taxes	(138,055)	53,174	96,169	11,288	105,557	98,659	100,645	97,466	402,327
Income tax (benefit) expense	(72,833)	11,627	27,293	(33,913)	28,349	27,819	28,480	27,362	112,010

Net (loss) income	$(65,222)	$41,547	$68,876	$45,201	$77,208	$70,840	$72,165	$70,104	290,317

Expense ratio (7)	14.6%	20.8%	20.5%	18.5%	22.6%	22.1%	22.7%	25.3%	23.2%
Loss ratio (7)	169.5%	68.8%	47.9%	96.8%	39.0%	40.3%	38.2%	35.3%	38.2%
Combined ratio	184.1%	89.6%	68.4%	115.3%	61.6%	62.4%	60.9%	60.6%	61.4%

Balance Sheet Components—As of Quarter End	9/30/07	6/30/07	3/31/07		12/31/06	9/30/06	6/30/06	3/31/06
	(Dollars in thousands)				(Dollars in thousands)
Assets
Investments—available-for-sale, at fair value:
Fixed income securities	$1,567,122	$1,523,285	$1,540,150		$1,563,335	$1,614,966	$1,666,359	$1,776,309
Equity securities:
Common	135,738	141,255	129,096		127,825	119,493	113,698	118,310
Preferred	283,051	236,403	229,948		232,736	239,919	180,884	156,262
Short term investments	951	947	930		929	930	795	399

Total investments	$1,986,862	$1,901,890	$1,900,124		$1,924,825	$1,975,308	$1,961,736	$2,051,280
Cash and cash equivalents	91,460	165,114	262,327		65,501	89,263	297,657	152,155
Investments in unconsolidated subsidiaries	127,206	122,072	137,041		132,403	127,424	120,574	133,218
Property, equipment and software, net of accumulated depreciation and amortization	80,170	83,293	84,448		87,139	90,093	93,249	95,693
Other assets	234,041	186,205	170,820		185,820	184,494	173,512	174,898

Total assets	$2,519,739	$2,458,574	$2,554,760		$2,395,688	$2,466,582	$2,646,728	$2,607,244

Liabilities
Reserve for losses and loss adjustment expenses	$698,238	$444,594	$386,036		$366,182	$358,784	$355,832	$346,437
Unearned premiums	112,634	103,331	108,968		106,445	114,720	147,739	156,993
Other liabilities	205,749	265,268	347,720		283,544	257,035	284,851	282,510

Total liabilities	1,016,621	813,193	842,724		756,171	730,539	788,422	785,940
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	1,422,818	1,564,260	1,627,452		1,548,452	1,645,914	1,797,158	1,742,255
Accumulated other comprehensive income, net of deferred taxes	80,300	81,121	84,584		91,065	90,129	61,148	79,049

Total shareholder’s equity	1,503,118	1,645,381	1,712,036		1,639,517	1,736,043	1,858,306	1,821,304

Total liabilities and shareholder’s equity	$2,519,739	$2,458,574	$2,554,760		$2,395,688	$2,466,582	$2,646,728	$2,607,244

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2007				2006
	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(Dollars in millions)				(Dollars in millions)
New Insurance Written
Flow insurance written	$11,091	$10,268	$7,524	$28,883	$6,498	$6,015	$5,716	$5,041	$23,270
Structured insurance written	3,404	1,337	3,439	8,180	2,932	1,641	1,344	3,047	8,964

Primary new insurance written	$14,495	$11,605	$10,963	$37,063	$9,430	$7,656	$7,060	$8,088	$32,234

Primary new risk written	$3,533	$2,806	$2,920	$9,259	$2,427	$1,980	$1,790	$2,148	$8,345
Pool new insurance written (8)	$1,953	$5,270	$6,188	$13,411	$12,338	$3,924	$3,575	$4,726	$24,563
Pool new risk written (8)	$41	$122	$178	$341	$450	$84	$108	$104	$746

Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	31%	35%	36%	34%	27%	19%	17%	13%	19%
90.01% to 97% LTV’s	28%	24%	25%	26%	22%	23%	24%	22%	23%
85.01% to 90% LTV’s	30%	31%	27%	29%	34%	44%	46%	46%	42%
85.00% and below	11%	10%	12%	11%	17%	14%	13%	19%	16%

Less than A quality loans	12%	10%	9%	11%	7%	5%	5%	8%	6%
Alt-A loans	22%	32%	38%	30%	36%	37%	33%	35%	34%
Interest only loans	18%	24%	26%	22%	23%	16%	11%	22%	18%
Payment option ARMS	2%	3%	3%	3%	6%	9%	10%	8%	8%
ARMs	8%	8%	16%	10%	20%	19%	20%	39%	24%
Monthlies	86%	98%	95%	92%	96%	96%	96%	97%	96%
Refinances	31%	38%	47%	38%	38%	34%	32%	39%	36%
Structured transactions	23%	12%	31%	22%	31%	21%	19%	38%	28%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2007			2006
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(Dollars in millions, except loan size)			(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$98,105	$91,864	$87,184	$85,086	$84,405	$84,644	$85,685
Structured transactions	21,864	19,803	19,701	17,549	15,877	15,741	15,826

Total	$119,969	$111,667	$106,885	$102,635	$100,282	$100,385	$101,511

Primary risk in force
Flow	$24,754	$23,075	$21,837	$21,095	$20,855	$20,883	$21,102
Structured transactions	5,324	5,016	5,138	4,616	4,193	4,127	4,147

Total	$30,078	$28,091	$26,975	$25,711	$25,048	$25,010	$25,249

Pool risk in force (8)	$3,476	$3,461	$3,373	$3,216	$2,773	$2,737	$2,666

Primary risk in force—credit score distribution
Flow
620 or above	93.1%	93.6%	93.8%	93.7%	93.5%	93.3%	93.2%
619-575	5.3%	5.0%	4.9%	5.0%	5.2%	5.3%	5.4%
574 or below	1.6%	1.4%	1.3%	1.3%	1.3%	1.4%	1.4%
Structured transactions
620 or above	86.1%	85.4%	85.3%	84.7%	82.8%	80.6%	79.2%
619-575	8.8%	9.2%	9.2%	9.8%	10.8%	12.3%	13.2%
574 or below	5.1%	5.4%	5.5%	5.5%	6.4%	7.1%	7.6%
Total
620 or above	91.9%	92.1%	92.2%	92.0%	91.7%	91.3%	90.9%
619-575	5.9%	5.8%	5.7%	5.9%	6.1%	6.4%	6.6%
574 or below	2.2%	2.1%	2.1%	2.1%	2.2%	2.3%	2.5%
Primary average loan size (in thousands)
Flow	$150.6	$146.6	$142.8	$140.0	$138.3	$136.9	$135.6
Structured transactions	$162.0	$159.6	$159.2	$155.6	$151.8	$150.7	$150.7
Total	$152.6	$148.7	$145.5	$142.5	$140.3	$138.9	$137.8
Loss severity—primary (quarterly)
Flow	90.6%	87.9%	88.5%	88.6%	83.1%	83.2%	84.9%
Structured transactions	92.0%	92.5%	90.3%	92.4%	86.7%	86.8%	91.2%
Total	91.1%	89.3%	89.0%	89.6%	84.0%	84.1%	86.5%
Persistency
Primary persistency rate	73.3%	71.7%	70.7%	69.6%	67.3%	64.9%	63.1%
Risk-to-capital ratio (9)	9.6 to 1	8.6 to 1	8.3 to 1	8.1 to 1	8.2 to 1	7.7 to 1	8.1 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

	9/30/2007		6/30/2007		12/31/2006
Policy Year As a Percentage of Primary Risk in Force (RIF)	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
	(In millions)		(In millions)		(In millions)
Prior to 1999	$462	1.5%	$494	1.8%	$571	2.2%
1999	324	1.1%	337	1.2%	377	1.5%
2000	151	0.5%	161	0.6%	190	0.7%
2001	569	1.9%	606	2.2%	696	2.7%
2002	1,245	4.1%	1,325	4.7%	1,520	5.9%
2003	3,346	11.1%	3,562	12.7%	4,084	15.9%
2004	3,557	11.8%	3,831	13.6%	4,507	17.5%
2005	5,092	16.9%	5,445	19.4%	6,254	24.3%
2006	6,456	21.5%	6,764	24.1%	7,512	29.3%
2007	8,876	29.5%	5,566	19.8%	—

Total	$30,078		$28,091		$25,711

	9/30/2007		6/30/2007		12/31/2006
	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force, (Ranking based on 9/30/07 RIF)
Florida	10.8%	7.0%	10.8%	5.1%	10.7%	3.4%
California	7.7%	7.4%	7.3%	5.3%	7.0%	3.6%
Texas	7.2%	5.3%	7.1%	5.0%	7.4%	5.6%
Illinois	5.1%	6.5%	5.1%	5.8%	5.1%	5.6%
Georgia	4.7%	8.2%	4.7%	7.3%	4.7%	7.9%
Ohio	3.9%	9.3%	4.1%	8.9%	4.3%	8.8%
New York	3.6%	6.2%	3.6%	5.5%	3.8%	5.4%
Pennsylvania	3.4%	6.5%	3.5%	5.8%	3.6%	6.0%
New Jersey	3.1%	6.1%	3.1%	5.1%	3.1%	4.6%
Washington	3.0%	2.8%	2.9%	2.6%	2.9%	2.8%

	2007			2006
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
As a Percentage of Primary Risk in Force—loan to value ratios
High LTV (above 97% LTV’s)	23.8%	22.4%	20.3%	17.6%	15.9%	15.1%	14.6%
90.01% to 97% LTV’s	33.4%	33.7%	34.5%	35.6%	36.7%	37.4%	38.0%
85.01% to 90% LTV’s	34.9%	35.7%	36.5%	37.9%	38.5%	38.3%	37.9%
85.00% and below	7.9%	8.2%	8.7%	8.9%	8.9%	9.2%	9.5%

As a Percentage of Risk in Force:
Less-than-A quality (FICO scores below 620)	8.1%	7.9%	7.8%	8.0%	8.3%	8.7%	9.1%
Less-than-A quality (FICO scores below 575) (A)	2.2%	2.1%	2.1%	2.1%	2.2%	2.3%	2.5%
Alt-A Loans:
With FICO scores of 660 and above	20.0%	19.3%	18.3%	16.3%	15.1%	14.0%	15.3%
With FICO scores below 660 and above 619	3.4%	3.7%	3.8%	3.6%	3.5%	3.3%	3.1%

Total Alt-A Loans	23.4%	23.0%	22.1%	19.9%	18.6%	17.3%	18.4%

ARMs (B)	14.1%	16.0%	17.7%	18.7%	19.4%	20.4%	21.1%
Interest Only (C)	14.2%	13.6%	12.1%	9.9%	8.2%	7.6%	7.5%
Payment Option ARMs	3.9%	4.2%	4.3%	4.5%	4.5%	4.2%	3.8%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.
(B)	Approximately 1.3% of RIF are subject to initial payment adjustment in the last quarter of 2007. In 2008, approximately 3.7% of RIF are subject to initial payment adjustment.
(C)

Approximately 98% of interest only loans written in the first nine months of 2007 have an initial deferral period of 5 years or greater. Approximately 89% of interest only loans written in 2006 have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION AND ANALYSIS OF LOSS RESERVES

	2007				2006
	9/30/2007	6/30/2007	3/31/2007	Total (13)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total (13)
		(Dollars in millions, except claim size)			(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	786,301	750,835	734,431	786,301	720,347	714,742	722,756	736,908	720,347

Primary loans in default	50,742	42,349	39,206	50,742	39,997	38,573	37,102	37,784	39,997
Primary default rate	6.45%	5.64%	5.34%	6.45%	5.55%	5.40%	5.13%	5.13%	5.55%

Flow only default rate	5.38%	4.70%	4.54%	5.38%	4.75%	4.61%	4.44%	4.55%	4.75%
Structured transactions only default rate	11.65%	10.37%	9.29%	11.65%	9.86%	9.96%	9.26%	8.59%	9.86%
Pool default rate	6.18%	5.17%	4.82%	6.18%	4.24%	4.81%	5.60%	6.17%	4.24%

Claims paid (in millions)
Primary claims paid—flow	$58.2	$46.3	$46.6	$151.1	$43.0	$42.6	$36.2	$37.3	$159.1
Primary claims paid—structured transactions	29.5	21.5	18.3	69.3	15.4	14.7	11.3	13.5	$54.9

Total primary claims paid	87.7	67.8	64.9	220.4	58.4	57.3	47.5	50.8	214.0
Total pool and other	4.9	4.5	4.4	13.8	3.0	4.7	4.6	4.3	16.6

Total claims paid	92.6	72.3	69.3	234.2	61.4	62.0	52.1	55.1	230.6
Loss adjustment expenses	3.3	3.4	3.5	10.2	3.3	3.0	2.9	2.9	12.1

Total claims paid including loss adjustment expenses	$95.9	$75.7	$72.8	$244.4	$64.7	$65.0	$55.0	$58.0	$242.7

Number of primary claims paid	2,675	2,336	2,362	7,373	2,195	2,346	2,038	2,058	8,637

Average primary claim size (in thousands)	$32.8	$29.0	$27.5	$29.9	$26.6	$24.4	$23.3	$24.7	$24.8

Captive reinsurance arrangements (quarter-to-date)
Percentage of flow NIW subject to captive reinsurance arrangements	64.2%	60.9%	49.2%	59.1%	61.6%	72.2%	72.8%	69.6%	68.8%
Percentage of primary NIW subject to captive reinsurance arrangements	49.1%	53.9%	34.0%	46.2%	43.0%	57.3%	59.3%	44.8%	50.4%
Percentage of primary IIF subject to captive reinsurance arrangements	50.2%	50.3%	51.0%	50.2%	52.9%	53.9%	53.3%	53.2%	52.9%
Percentage of primary RIF subject to captive reinsurance arrangements	50.2%	50.2%	50.8%	50.2%	53.2%	54.4%	53.9%	53.9%	53.2%

Loss Reserve Analysis	September 30, 2007	June 30, 2007	December 31, 2006	September 30, 2006
	(Dollars in millions)
Beginning reserves for losses and LAE at January 1,	$366.2	$366.2	$345.5	$345.5
Reinsurance recoverables	(2.9)	(2.9)	(2.5)	(2.5)

Net balance at January 1,	363.3	363.3	343.0	343.0
Loss and LAE incurred (principally with respect to defaults occuring in):
Current year	419.6	181.5	260.8	190.0
Prior years	155.9	45.7	2.2	1.0

Total incurred	575.5	227.2	263.0	191.0
Loss and LAE payments (principally with respect to defaults occuring in):
Current year	(12.3)	(1.0)	(22.1)	(7.2)
Prior years	(232.1)	(147.5)	(220.6)	(170.8)

Total payments	(244.4)	(148.5)	(242.7)	(178.0)
Net ending balance	694.4	442.0	363.3	356.0
Reinsurance recoverables	3.8	2.6	2.9	2.8

Ending reserves for losses and LAE	$698.2	$444.6	$366.2	$358.8

	September 30, 2007		June 30, 2007		December 31, 2006		September 30, 2006
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	50,742	$651.2	42,349	$402.8	39,997	$332.9	38,573	$325.5
Pool insurance (8)	23,789	47.0	20,238	41.8	15,898	33.3	15,253	33.3

Total	74,531	$698.2	62,587	$444.6	55,895	$366.2	53,826	$358.8

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2007				2006
	9/30/2007	6/30/2007	3/31/2007	Total (13)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total (13)
	(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$1,621	$1,566	$1,053	$4,240	$1,064	$1,238	$1,167	$891	$4,360
Primary insurance in force	$18,265	$17,415	$16,670	$18,265	$16,320	$16,063	$15,774	$15,476	$16,320
Primary risk in force	$4,532	$4,292	$4,085	$4,532	$3,984	$3,897	$3,791	$3,686	$3,984
Policies in force	123,164	118,933	115,227	123,164	113,832	113,004	111,889	110,879	113,832
Primary loans in default	1,516	1,259	1,130	1,516	1,192	974	965	992	1,192
Primary default rate	1.23%	1.06%	0.98%	1.23%	1.05%	0.86%	0.86%	0.89%	1.05%
Persistency	80.7%	79.2%	78.5%	80.7%	77.2%	75.6%	73.6%	72.3%	77.2%
Primary claims paid (in thousands)	$3,235	$2,392	$2,131	$7,758	$1,372	$2,268	$1,512	$1,200	$6,352
Number of primary claims paid	117	83	75	275	54	98	68	55	275
Average primary claim size (in thousands)	$27.6	$28.8	$28.4	$28.2	$25.4	$23.1	$22.2	$21.8	$23.1

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT(2) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2007				2006
Income Statement Components—Quarter Ended	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Net premiums written	$62,109	$65,376	$43,382	$170,867	$58,129	$51,942	$52,900	$38,421	$201,392

Revenues
Premiums earned	$50,839	$46,384	$42,382	$139,605	$41,219	$46,766	$45,801	$38,685	$172,471
Net (loss) income from credit default swaps	(8,371)	1,579	1,828	(4,964)	2,687	978	2,128	1,638	7,431
Net investment income	22,366	20,581	19,164	62,111	17,990	17,442	15,625	14,785	65,842
Net realized investment (losses) gains	(231)	53	37	(141)	(244)	3,452	252	142	3,602
Other income (loss)	577	(614)	389	352	(189)	(40)	(1,910)	1,392	(747)

Total revenues	65,180	67,983	63,800	196,963	61,463	68,598	61,896	56,642	248,599

Losses and expenses
Losses and loss adjustment expenses	24,530	11,776	16,536	52,842	18,492	11,907	7,708	1,794	39,901
Amortization of deferred policy acquisition costs	4,939	4,131	3,761	12,831	3,748	4,105	4,826	3,699	16,378
Other underwriting and operating expenses	14,740	12,657	10,573	37,970	11,064	10,971	10,267	9,633	41,935
Interest expense	—	—	6	6	1	124	—	—	125

Total losses and expenses	44,209	28,564	30,876	103,649	33,305	27,107	22,801	15,126	98,339

Income before income taxes	20,971	39,419	32,924	93,314	28,158	41,491	39,095	41,516	150,260
Income tax expense	7,092	11,322	9,798	28,212	8,193	12,048	13,598	12,908	46,747

Net income	$13,879	$28,097	$23,126	$65,102	$19,965	$29,443	$25,497	$28,608	$103,513

Expense ratio (7)	31.7%	25.7%	33.0%	29.7%	25.5%	29.0%	28.5%	34.7%	29.0%
Loss ratio (7)	48.3%	25.4%	39.0%	37.9%	44.9%	25.5%	16.8%	4.6%	23.1%
Combined ratio	80.0%	51.1%	72.0%	67.6%	70.4%	54.5%	45.3%	39.3%	52.1%

Balance Sheet Components—As of Quarter End	9/30/2007	6/30/2007	3/31/2007		12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Assets
Investments—available-for-sale, at fair value:
Fixed income securities	$1,522,699	$1,318,542	$1,219,205		$1,129,580	$1,082,140	$1,000,338	$892,251
Equity securities: common	44,650	42,026	37,417		34,438	29,917	29,408	29,190
Short term investments	29,409	24,221	56,265		52,827	40,561	41,478	27,978

Total investments	$1,596,758	$1,384,789	$1,312,887		$1,216,845	$1,152,618	$1,071,224	$949,419
Cash and cash equivalents	84,851	194,700	85,749		132,224	94,526	85,230	144,897
Property, equipment and software, net of accumulated depreciation and amortization	6,400	5,508	4,149		4,002	3,624	3,513	2,646
Other assets	103,905	95,551	109,729		88,562	85,297	73,515	70,339

Total assets	$1,791,914	$1,680,548	$1,512,514		$1,441,633	$1,336,065	$1,233,482	$1,167,301

Liabilities
Reserve for losses and loss adjustment expenses	$72,148	$62,357	$56,984		$48,554	$35,426	$28,773	$23,476
Unearned premiums	493,486	461,464	422,733		412,196	375,091	343,136	323,431
Other liabilities	72,522	69,824	78,001		67,645	71,050	59,597	79,565

Total liabilities	638,156	593,645	557,718		528,395	481,567	431,506	426,472
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	876,693	862,812	760,243		737,118	717,102	670,446	628,613
Accumulated other comprehensive income, net of deferred taxes	277,065	224,091	194,553		176,120	137,396	131,530	112,216

Total shareholder’s equity	1,153,758	1,086,903	954,796		913,238	854,498	801,976	740,829

Total liabilities and shareholder’s equity	$1,791,914	$1,680,548	$1,512,514		$1,441,633	$1,336,065	$1,233,482	$1,167,301

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI AUSTRALIA QUARTERLY FINANCIAL INFORMATION

	2007				2006
Income Statement Components—Quarter Ended	9/30/07	6/30/07	3/31/07	Total	12/31/06	9/30/06	6/30/06	3/31/06	Total
	(U.S. dollars in thousands, unless otherwise noted)
Revenues

Premiums written
Gross premiums written	$56,816	$60,572	$39,525	$156,913	$54,793	$49,008	$50,013	$36,267	$190,081
Ceded premiums	(826)	(688)	(623)	(2,137)	(887)	(873)	(713)	(1,062)	(3,535)
Refunded premiums	(770)	(773)	(668)	(2,211)	(668)	(663)	(696)	(566)	(2,593)

Net premiums written	55,220	59,111	38,234	152,565	53,238	47,472	48,604	34,639	183,953
Change in unearned premiums	(10,996)	(19,006)	(1,870)	(31,872)	(19,071)	(7,623)	(9,493)	(2,373)	(38,560)

Premiums earned	44,224	40,105	36,364	120,693	34,167	39,849	39,111	32,266	145,393
Net investment income	18,779	17,251	16,146	52,176	15,001	14,298	13,088	12,354	54,741
Net realized investment gains (losses)	36	68	(75)	29	(291)	2,801	(194)	122	2,438
Other income (loss)	487	(599)	488	376	(189)	(38)	(1,778)	1,446	(559)

Total revenues	63,526	56,825	52,923	173,274	48,688	56,910	50,227	46,188	202,013

Losses and expenses
Losses and loss adjustment expenses	21,849	10,144	16,157	48,150	17,809	10,526	6,751	1,224	36,310
Amortization of deferred policy acquisition costs	4,424	3,655	3,363	11,442	3,318	3,721	4,483	3,404	14,926
Other underwriting and operating expenses	9,235	8,212	7,460	24,907	8,048	7,433	7,302	7,036	29,819
Interest expense	—	—	6	6	1	124	—	—	125

Total losses and expenses	35,508	22,011	26,986	84,505	29,176	21,804	18,536	11,664	81,180

Income before income taxes	28,018	34,814	25,937	88,769	19,512	35,106	31,691	34,524	120,833
Income tax expense	8,304	10,385	7,890	26,579	5,682	10,374	9,768	10,470	36,294

Net income	$19,714	$24,429	$18,047	$62,190	$13,830	$24,732	$21,923	$24,054	$84,539

Net income (AUS $ in thousands)	$23,225	$29,320	$22,953	$75,498	$18,073	$32,688	$29,332	$32,546	$112,639

Expense Ratio (7)	24.7%	20.1%	28.3%	23.8%	21.4%	23.6%	24.2%	30.1%	24.3%
Loss Ratio (7)	49.4%	25.2%	44.4%	39.9%	52.1%	26.4%	17.3%	3.8%	25.0%
Combined Ratio	74.1%	45.3%	72.7%	63.7%	73.5%	50.0%	41.5%	33.9%	49.3%

Balance Sheet Components—As of Quarter End	9/30/07	6/30/07	3/31/07		12/31/06	9/30/06	6/30/06	3/31/06
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Assets
Investments—available-for-sale, at fair value:
Fixed income securities	$1,194,701	$1,064,267	$966,509		$882,976	$847,500	$809,802	$701,519
Equity securities: common	44,646	42,022	37,413		34,435	29,913	29,405	29,187
Short term investments	14,315	13,472	51,409		48,875	34,497	33,077	27,978

Total investments	$1,253,662	$1,119,761	$1,055,331		$966,286	$911,910	$872,284	$758,684
Cash and cash equivalents	31,422	86,796	57,164		105,022	68,538	61,221	114,716
Property, equipment and software, net of accumulated depreciation and amortization	4,141	3,725	2,653		2,454	2,240	2,293	2,350
Other assets	77,790	71,988	78,674		59,462	58,612	56,444	57,685

Total assets	$1,367,015	$1,282,270	$1,193,822		$1,133,224	$1,041,300	$992,242	$933,435

Liabilities
Reserve for losses and loss adjustment expenses	$51,284	$44,023	$39,167		$30,424	$18,039	$11,988	$8,230
Unearned premiums	448,166	417,721	379,252		367,987	329,631	320,564	300,313
Other liabilities	24,857	32,385	39,844		36,450	41,005	35,346	35,368

Total liabilities	524,307	494,129	458,263		434,861	388,675	367,898	343,911

Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	627,544	607,829	583,401		565,353	551,523	526,791	504,868
Accumulated other comprehensive income, net of deferred taxes	215,164	180,312	152,158		133,010	101,102	97,553	84,656

Total shareholder’s equity	842,708	788,141	735,559		698,363	652,625	624,344	589,524

Total liabilities and shareholder’s equity	$1,367,015	$1,282,270	$1,193,822		$1,133,224	$1,041,300	$992,242	$933,435

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI AUSTRALIA STATISTICAL INFORMATION

	2007				2006
	9/30/2007	6/30/2007	3/31/2007	Total (13)	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total (13)
	(U.S. dollars in millions, except loan size, claims paid and claim size)
New insurance written

Flow insurance written	$6,142	$5,959	$4,300	$16,401	$5,836	$5,376	$5,062	$4,152	$20,426
RMBS insurance written	3,594	6,151	3,284	13,029	3,078	3,899	7,744	5,291	20,012

New insurance written	$9,736	$12,110	$7,584	$29,430	$8,914	$9,275	$12,806	$9,443	$40,438

Insurance in force
Flow	$112,150	$107,229	$98,630	$112,150	$94,529	$86,026	$86,215	$81,503	$94,529
RMBS	70,647	65,632	58,068	70,647	54,236	48,975	49,314	41,547	54,236

Total	$182,797	$172,861	$156,698	$182,797	$148,765	$135,001	$135,529	$123,050	$148,765

Risk in force
Flow	$97,858	$92,830	$85,349	$97,858	$81,490	$74,328	$74,956	$70,773	$81,490
RMBS	70,424	65,405	57,858	70,424	54,051	48,831	49,183	41,426	54,051

Total	$168,282	$158,235	$143,207	$168,282	$135,541	$123,159	$124,139	$112,199	$135,541

Average loan size (U.S. $ in thousands)
Flow	$170.7	$161.5	$150.7	$170.7	$145.6	$134.8	$128.2	$122.5	$145.6
RMBS	$158.4	$149.5	$139.4	$158.4	$133.7	$125.9	$122.6	$115.1	$133.7
Total	$165.7	$156.7	$146.3	$165.7	$141.0	$131.5	$126.1	$119.9	$141.0

Loss severity (quarterly)
Flow	22.4%	21.4%	22.1%	22.4%	20.5%	21.9%	18.2%	15.8%	20.5%
RMBS	20.7%	16.6%	16.6%	20.7%	15.5%	21.7%	1.6%	3.9%	15.5%
Total	22.2%	20.8%	21.7%	22.2%	19.9%	21.9%	18.2%	15.3%	19.9%

Primary loans, defaults and default rates
Policies in force—Flow	656,969	664,099	654,296	656,969	649,261	638,139	672,347	665,336	649,261
Policies in force—RMBS	445,912	439,106	416,678	445,912	405,796	388,851	402,271	360,924	405,796

Policies in force—Total	1,102,881	1,103,205	1,070,974	1,102,881	1,055,057	1,026,990	1,074,618	1,026,260	1,055,057

Loans in default—Flow	2,426	2,712	2,642	2,426	2,021	1,826	1,478	1,314	2,021
Loans in default—RMBS	493	444	421	493	260	273	253	206	260

Loans in default—Total	2,919	3,156	3,063	2,919	2,281	2,099	1,731	1,520	2,281

Default rate—Flow	0.37%	0.41%	0.40%	0.37%	0.31%	0.29%	0.22%	0.20%	0.31%
Default rate—RMBS	0.11%	0.10%	0.10%	0.11%	0.06%	0.07%	0.06%	0.06%	0.06%
Default rate—Total	0.26%	0.29%	0.29%	0.26%	0.22%	0.20%	0.16%	0.15%	0.22%

Net claims paid (U.S. $ in thousands)
Net claims paid—Flow	$14,629	$6,530	$7,923	$29,082	$5,999	$4,123	$3,179	$1,211	$14,512
Net claims paid—RMBS	2,167	787	466	3,420	585	411	2	13	1,011

Net claims paid—Total	$16,796	$7,317	$8,389	$32,502	$6,584	$4,534	$3,181	$1,224	$15,523

Number of claims paid—Flow	222	117	115	454	107	72	72	30	281
Number of claims paid—RMBS	25	13	11	49	11	8	1	1	21

Number of claims paid—Total	247	130	126	503	118	80	73	31	302

Average claim size—Flow (U.S. $ in thousands)	$65.9	$55.8	$68.9	$64.1	$56.1	$57.3	$44.2	$40.4	$51.6
Average claim size—RMBS	$86.7	$60.5	$42.4	$69.8	$53.2	$51.4	$1.5	$13.6	$48.1
Average claim size—Total	$68.0	$56.3	$66.6	$64.6	$55.8	$56.7	$43.6	$39.5	$51.4

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2007				2006
Income Statement Components—Quarter Ended	9/30/07	6/30/07	3/31/07	Total	12/31/06	9/30/06	6/30/06	3/31/06	Total
	(U.S. dollars in thousands, unless otherwise noted)
Net premiums written	$4,420	$3,497	$3,404	$11,321	$3,213	$2,948	$2,109	$2,754	$11,024

Revenues
Premiums earned	$3,644	$3,519	$3,579	$10,742	$4,212	$4,152	$3,906	$3,888	$16,158
(Loss) income from credit default swaps:
Realized gains from credit default swaps	176	1,579	1,828	3,583	2,687	978	2,128	1,638	7,431
Unrealized loss from credit default swaps	(8,547)	—	—	(8,547)	—	—	—	—	—

Net (loss) income from credit default swaps	(8,371)	1,579	1,828	(4,964)	2,687	978	2,128	1,638	7,431
Net investment income	2,080	2,225	2,408	6,713	2,326	2,410	2,260	2,284	9,280
Net realized investment (losses) gains	(267)	(15)	112	(170)	47	650	446	21	1,164
Other loss	(8)	(26)	(100)	(134)	—	(2)	(52)	(53)	(107)

Total revenues	(2,922)	7,282	7,827	12,187	9,272	8,188	8,688	7,778	33,926

Losses and expenses
Losses and loss adjustment expenses	2,719	1,611	364	4,694	903	1,581	205	526	3,215
Amortization of deferred policy acquisition costs	341	284	227	852	274	234	194	153	855
Other underwriting and operating expenses	3,880	3,108	2,769	9,757	2,701	3,316	2,907	2,562	11,486

Total losses and expenses	6,940	5,003	3,360	15,303	3,878	5,131	3,306	3,241	15,556

(Loss) income before income taxes	(9,862)	2,279	4,467	(3,116)	5,394	3,057	5,382	4,537	18,370
Income tax (benefit) expense	(1,417)	624	1,488	695	1,888	1,070	1,884	1,588	6,430

Net (loss) income	$(8,445)	$1,655	$2,979	$(3,811)	$3,506	$1,987	$3,498	$2,949	$11,940

Net (loss) income (Euros in thousands)	€(6,144)	€1,227	€2,272	€(2,645)	€2,718	€1,559	€2,780	€2,451	€9,508

Expense Ratio (7)	95.5%	97.0%	88.0%	93.7%	92.6%	120.4%	147.0%	98.6%	111.9%
Loss Ratio (7)	74.6%	45.8%	10.2%	43.7%	21.4%	38.1%	5.2%	13.5%	19.9%
Combined Ratio	170.1%	142.8%	98.2%	137.4%	114.0%	158.5%	152.2%	112.1%	131.8%

Balance Sheet Components—As of Quarter End	9/30/07	6/30/07	3/31/07		12/31/06	9/30/06	6/30/06	3/31/06
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Assets
Investments—available-for-sale, at fair value:
Fixed income securities	$203,992	$197,165	$198,445		$191,691	$181,996	$186,602	$190,735
Cash and cash equivalents	47,715	36,316	23,662		23,648	24,410	18,580	30,182
Property, equipment and software, net of accumulated depreciation and amortization	1,317	1,293	1,344		1,407	1,384	1,220	296
Other assets	22,980	21,589	27,725		26,713	23,515	16,943	12,652

Total assets	$276,004	$256,363	$251,176		$243,459	$231,305	$223,345	$233,865

Liabilities
Reserve for losses and loss adjustment expenses	$20,634	$18,083	$17,587		$17,907	$16,907	$16,015	$15,246
Unearned premiums	23,347	21,390	21,117		21,043	21,169	22,572	23,118
Other liabilities	43,347	31,134	34,888		30,029	28,882	23,608	44,197

Total liabilities	87,328	70,607	73,592		68,979	66,958	62,195	82,561

Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	136,926	145,371	135,715		132,736	129,230	127,243	123,745
Accumulated other comprehensive income, net of deferred taxes	51,750	40,385	41,869		41,744	35,117	33,907	27,559

Total shareholder’s equity	188,676	185,756	177,584		174,480	164,347	161,150	151,304

Total liabilities and shareholder’s equity	$276,004	$256,363	$251,176		$243,459	$231,305	$223,345	$233,865

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI ASIA QUARTERLY FINANCIAL INFORMATION

Income Statement Components—Quarter Ended	2007				2006
	9/30/07	6/30/07	3/31/07	Total	12/31/06	9/30/06	6/30/06 (12)	3/31/06 (12)	Total
	(U.S. dollars in thousands, unless otherwise noted)
Reinsurance premiums written	$2,470	$2,768	$1,743	$6,981	$1,678	$1,522	$2,187	$1,027	$6,414

Revenues
Premiums earned	$2,971	$2,760	$2,439	$8,170	$2,840	$2,764	$2,784	$2,532	$10,920
Net investment income and other loss	720	606	610	1,936	663	732	197	147	1,739

Total revenues	3,691	3,366	3,049	10,106	3,503	3,496	2,981	2,679	12,659

Losses and expenses
Losses and loss adjustment expenses (reversals)	(38)	21	15	(2)	(218)	(200)	752	42	376
Amortization of deferred policy acquisition costs	174	192	171	537	158	149	150	140	597
Other underwriting and operating expenses	288	335	233	856	272	220	58	41	591

Total losses and expenses	424	548	419	1,391	212	169	960	223	1,564

Income before income taxes	3,267	2,818	2,630	8,715	3,291	3,327	2,021	2,456	11,095
Income tax expense	355	491	460	1,306	637	604	1,946	850	4,037

Net income	$2,912	$2,327	$2,170	$7,409	$2,654	$2,723	$75	$1,606	$7,058

Net income (HK$ in thousands)	$22,728	$18,189	$16,938	$57,855	$20,654	$21,178	$582	$12,458	$54,872

Expense Ratio (7)	18.7%	19.0%	23.2%	20.0%	25.6%	24.2%	9.5%	17.6%	18.5%
Loss Ratio (7)	(1.3)%	0.8%	0.6%	0.0%	(7.7)%	(7.2)%	27.0%	1.7%	3.4%
Combined Ratio	17.4%	19.8%	23.8%	20.0%	17.9%	17.0%	36.5%	19.3%	21.9%

Balance Sheet Components—As of Quarter End	9/30/07	6/30/07	3/31/07		12/31/06	9/30/06	6/30/06
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Assets
Investments—available-for-sale, at fair value:
Fixed income securities	$64,195	$57,114	$54,255		$54,916	$52,648	$3,937
Short term investments	2,188	10,749	4,856		3,952	6,064	8,400

Total investments	$66,383	$67,863	$59,111		$58,868	$58,712	$12,337
Cash and cash equivalents	2,499	1,051	4,923		3,554	1,578	5,429
Property, equipment and software, net of accumulated depreciation and amortization	159	167	152		140	—	—
Other assets	1,772	1,716	3,330		2,372	3,170	130

Total assets	$70,813	$70,797	$67,516		$64,934	$63,460	$17,896

Liabilities
Reserve for losses and loss adjustment expenses	$230	$251	$230		$223	$480	$771
Unearned premiums	21,973	22,353	22,364		23,167	24,291	—
Other liabilities	1,654	5,155	3,173		1,126	1,163	642

Total liabilities	23,857	27,759	25,767		24,516	25,934	1,413

Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	46,462	43,549	41,222		39,053	36,349	16,412
Accumulated other comprehensive income (loss), net of deferred taxes	494	(511)	527		1,365	1,177	71

Total shareholder’s equity	46,956	43,038	41,749		40,418	37,526	16,483

Total liabilities and shareholder’s equity	$70,813	$70,797	$67,516		$64,934	$63,460	$17,896

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2007				2006
	9/30/07	6/30/07	3/31/07	Total (13)	12/31/06	9/30/06	6/30/06	3/31/06	Total (13)
	(U.S. dollars in millions, except claims paid)
New insurance written	$132	$141	$136	$409	$160	$62	$24	$32	$278
New credit default swaps written	$1,919	$—	$—	$1,919	$5,994	$7,910	$—	$629	$14,533
New reinsurance written	$1,402	$1,778	$504	$3,684	$1,028	$2,248	$379	$627	$4,282
Insurance in force	$51,707	$48,120	$48,121	$51,707	$48,467	$49,976	$39,996	$39,254	$48,467
Risk in force	$5,711	$3,813	$3,824	$5,711	$3,850	$4,441	$2,836	$2,760	$3,850
Claims paid including credit default swaps (in thousands)	$3,207	$2,577	$1,547	$7,331	$1,095	$1,228	$919	$644	$3,886

PMI ASIA STATISTICAL INFORMATION

	9/30/07	6/30/07	3/31/07	Total (13)	12/31/06	9/30/06	6/30/06	3/31/06	Total (13)
	(U.S. dollars in millions, except claims paid and average claim size)
New reinsurance written	$220	$212	$167	$599	$156	$234	$105	$105	$600
Insurance in force	$2,663	$2,596	$2,526	$2,663	$2,484	$2,450	$2,441	$2,424	$2,484
Risk in force	$314	$309	$306	$314	$306	$308	$313	$314	$306
Policies in force	11,530	11,437	11,189	11,530	11,039	10,889	10,810	10,759	11,039
Loans in default	14	16	16	14	16	16	24	18	16
Default rate	0.12%	0.14%	0.14%	0.12%	0.14%	0.15%	0.22%	0.17%	0.14%
Claims paid (in thousands)	$19	$—	$9	$28	$39	$89	$27	$25	$180
Number of claims paid	1	—	1	2	2	4	1	1	8
Average claim size (in thousands)	$19	$—	$9	$14	$20	$22	$27	$25	$23

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL GUARANTY SEGMENT(3) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2007				2006
Income Statement Components—Quarter Ended	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(Dollars in thousands)				(Dollars in thousands)
Net premiums written	$202	$1,414	$4,741	$6,357	$1,590	$—	$—	$—	$1,590

Revenues
Premiums earned	$438	$552	$207	$1,197	$1	$—	$—	$—	$1
Net investment income	2,321	2,314	2,321	6,956	2,036	(1)	2	—	2,037
Equity in earnings (losses) from unconsolidated subsidiaries:
Equity in earnings excluding gains and losses on credit derivative contracts	29,541	35,300	31,577	96,418	30,909	26,246	26,624	23,294	107,073
Net realized and unrealized losses on credit derivative contracts	(56,282)	(4,458)	126	(60,614)	44	303	(148)	(59)	140

Equity in (losses) earnings from unconsolidated subsidiaries	(26,741)	30,842	31,703	35,804	30,953	26,549	26,476	23,235	107,213
Net realized investment losses	(354)	—	—	(354)	—	—	—	—	—

Total revenues (including equity in losses)	(24,336)	33,708	34,231	43,603	32,990	26,548	26,478	23,235	109,251

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	274	269	102	645	1	—	—	—	1
Other underwriting and operating expenses	507	432	454	1,393	716	—	—	—	716
Interest expense (11)	731	732	731	2,194	569	—	—	—	569

Total losses and expenses	1,512	1,433	1,287	4,232	1,286	—	—	—	1,286

(Loss) income before income taxes	(25,848)	32,275	32,944	39,371	31,704	26,548	26,478	23,235	107,965
Income tax (benefit) expense	(1,456)	3,261	3,080	4,885	3,281	2,820	2,469	2,136	10,706

Net (loss) income	$(24,392)	$29,014	$29,864	$34,486	$28,423	$23,728	$24,009	$21,099	$97,259

Balance Sheet Components—As of Quarter End	9/30/2007	6/30/2007	3/31/2007		12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(Dollars in thousands)				(Dollars in thousands)
Assets
Investments—available-for-sale, at fair value:
Fixed income securities	$167,276	$165,422	$133,461		$77,803	$113	$108	$—
Equity securities: preferred	26,880	25,131	24,459		16,025	—	—	—

Total investments	$194,156	$190,553	$157,920		$93,828	$113	$108	$—
Cash and cash equivalents	11,610	15,414	56,260		116,449	1,890	1,887	—
Investments in unconsolidated subsidiaries	984,417	996,431	977,523		950,249	916,659	867,923	850,686
Property, equipment and software, net of accumulated depreciation and amortization	131	132	133		—	—	—	—
Other assets	7,740	7,594	7,464		4,292	1	3	—

Total assets	$1,198,054	$1,210,124	$1,199,300		$1,164,818	$918,663	$869,921	$850,686

Liabilities
Reserve for losses and loss adjustment expenses	$—	$—	$—		$—	$—	$—	$—
Unearned premiums	6,748	6,984	6,123		1,589	—	—	—
Long-term debt	50,000	50,000	50,000		50,000	—	—	—
Other liabilities	37,766	40,817	45,745		41,440	26,051	23,421	21,148

Total liabilities	94,514	97,801	101,868		93,029	26,051	23,421	21,148
Shareholder’s equity
Common stock, additional paid-in capital and retained earnings	1,105,295	1,114,767	1,097,493		1,071,865	892,610	846,502	829,538
Accumulated other comprehensive (loss) income, net of deferred taxes	(1,755)	(2,444)	(61)		(76)	2	(2)	—

Total shareholder’s equity	1,103,540	1,112,323	1,097,432		1,071,789	892,612	846,500	829,538

Total liabilities and shareholder’s equity	$1,198,054	$1,210,124	$1,199,300		$1,164,818	$918,663	$869,921	$850,686

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT(4) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2007				2006
Income Statement Components—Quarter Ended	9/30/2007	6/30/2007	3/31/2007	Total	12/31/2006	9/30/2006	6/30/2006	3/31/2006	Total
	(Dollars in thousands)
Net premiums written	$14	$7	$12	$33	$19	$16	$11	$10	$56

Revenues
Premiums earned	$18	$16	$13	$47	$12	$19	$16	$18	$65
Net investment income	1,935	2,258	2,832	7,025	3,643	5,157	6,324	6,405	21,529
Equity in (losses) earnings from unconsolidated subsidiaries	(28)	289	(55)	206	(124)	(68)	82	(102)	(212)
Net realized investment losses	(1,886)	(620)	(726)	(3,232)	(248)	(4,346)	(1)	(40)	(4,635)
Other income	4,563	4,769	1,706	11,038	2,829	3,204	3,714	3,779	13,526

Total revenues	4,602	6,712	3,770	15,084	6,112	3,966	10,135	10,060	30,273

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	1	(3)	—	—	(2)
Other underwriting and operating expenses (6)	16,918	19,925	24,013	60,856	29,085	22,359	19,443	22,866	93,753
Interest expense	7,591	7,627	7,522	22,740	11,753	9,361	8,066	8,179	37,359

Total losses and expenses	24,509	27,552	31,535	83,596	40,839	31,717	27,509	31,045	131,110

(Loss) income before income taxes	(19,907)	(20,840)	(27,765)	(68,512)	(34,727)	(27,751)	(17,374)	(20,985)	(100,837)
Income tax (benefit) expense	(8,869)	(6,015)	(7,932)	(22,816)	(9,581)	(7,978)	(5,319)	(6,521)	(29,399)

Net loss	$(11,038)	$(14,825)	$(19,833)	$(45,696)	$(25,146)	$(19,773)	$(12,055)	$(14,464)	$(71,438)

Balance Sheet Components—As of Quarter End	9/30/2007	6/30/2007	3/31/2007		12/31/2006	9/30/2006	6/30/2006	3/31/2006
	(Dollars in thousands)				(Dollars in thousands)
Assets
Investments—available-for-sale, at fair value:
Fixed income securities	53,088	53,120	53,849		56,135	129,727	153,702	167,432
Equity securities: preferred	1,275	3,477	4,250		—	—	—	—
Short term investments	1,301	1,300	1,300		1,300	98,491	117,295	116,362

Total investments	55,664	57,897	59,399		57,435	228,218	270,997	283,794
Cash and cash equivalents	45,335	163,700	100,574		143,033	507,569	155,572	295,408
Investments in unconsolidated subsidiaries	15,158	15,224	15,200		17,735	18,814	19,283	18,803
Property, equipment and software, net of accumulated depreciation and amortization	79,594	80,807	81,867		82,987	83,822	85,212	86,131
Other assets	39,901	42,165	14,222		23,861	24,851	32,271	38,143

Total assets	$235,652	$359,793	$271,262		$325,051	$863,274	$563,335	$722,279

Liabilities
Unearned premiums	$21	$25	$33		$34	$27	$31	$36
Debt	446,593	446,593	446,593		446,593	1,264,435	819,529	819,529
Other (assets)	(16,256)	(2,423)	(76,061)		(65,622)	(26,187)	(43,410)	(32,873)

Total liabilities	430,358	444,195	370,565		381,005	1,238,275	776,150	786,692

Shareholder’s equity
Common stock, additional paid-in capital, treasury stock and retained earnings	(191,753)	(65,912)	(92,503)		(52,925)	(368,806)	(190,462)	(46,502)
Accumulated other comprehensive loss, net of deferred taxes	(2,953)	(18,490)	(6,800)		(3,029)	(6,195)	(22,353)	(17,911)

Total shareholder’s deficit	(194,706)	(84,402)	(99,303)		(55,954)	(375,001)	(212,815)	(64,413)

Total liabilities and shareholder’s equity (deficit)	$235,652	$359,793	$271,262		$325,051	$863,274	$563,335	$722,279